UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2004

NAVISTAR FINANCIAL SECURITIES CORPORATION
(Exact name of originator of the trusts and co-registrant as specified in its charter)

NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
(Co-registrant and issuer with respect to the Collateral Certificate)

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
(Co-registrant and issuer with respect to the Notes)

Delaware	333-104639	36-3731520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 W. Golf Road Rolling Meadows, Illinois 60008
(Address of Principal Executive Offices, including Zip Code)

(847) 734-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On June 10, 2004, the Navistar Financial Dealer Note Master Trust (the “Dealer Note Trust”) issued a certificate series designated the Series 2004-1 Dealer Note Asset Backed Certificate (the “Collateral Certificate”) to Navistar Financial Securities Corporation (the “Seller”).  The Collateral Certificate represents an undivided beneficial interest in the Dealer Note Trust and the right to receive certain distributions of finance charge and principal collections on the dealer notes and other assets of the Dealer Note Trust as more fully described in the Series 2004-1 Supplement to the Pooling and Servicing Agreement attached as Exhibit 4.1 hereto.  On June 10, 2004 the Seller transferred its interest in the Collateral Certificate to the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust” and together with the Dealer Note Trust, the “Trusts”).  On June 10, 2004, the Master Owner Trust pledged its interest in the Collateral Certificate to The Bank of New York, as Indenture Trustee, pursuant to an Indenture dated as of June 10, 2004 attached as Exhibit 4.2 hereto.

On June 10, 2004, the Master Owner Trust issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2004-1 (the “Series 2004-1 Notes”).  The Series 2004-1 Notes include two classes of Notes: the Class A Notes and the Class B Notes.  The principal characteristics of the Series 2004-1 Notes are as follows:

Number of classes within Series 2004-1 Notes: Two

Initial Class A Notes Outstanding Principal Amount: $200,000,000

Initial Class B Notes Outstanding Principal Amount:   $12,000,000

Initial Total Series 2004-1 Notes Outstanding Principal Amount:  $212,000,000

Class A Note Rate: LIBOR + 0.20%

Class B Note Rate: LIBOR + 0.82%

Closing Date: June 10, 2004

Expected Principal Payment Date: May 25, 2007

Series Termination Date: May 25, 2010

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Payment Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes and Master Owner Trust Certificate issued to the Seller

Primary source of credit enhancement for Class B Certificates: Subordination of Master Owner Trust Certificate issued to the Seller

Series 2004-1 Overcollateralization Percentage: 9.00%

Servicing Fee Percentage: 1.0%

The terms of the Collateral Certificate and the Series 2004-1 Notes and the definitions of capitalized terms may be found in (i) the Underwriting Agreement dated as of May 25, 2004 (ii) the Series 2004-1 Supplement to the Pooling and Servicing Agreement dated as of June 10, 2004 (iii) the Indenture dated as of June 10, 2004 (iv) the Indenture Supplement dated as of June 10, 2004 (v) the Administration Agreement dated as of June 10, 2004 (vi) the Master Owner Trust Agreement dated as of June 10, 2004 (vii) Amendment No. 7 to the Pooling and Servicing Agreement dated as of June 10, 2004, each of which is attached as an exhibit to this report.

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 25, 2004.

Exhibit 4.1	Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004.

Exhibit 4.2	Indenture, dated as of June 10, 2004.

Exhibit 4.3	Indenture Supplement, dated as of June 10, 2004.

Exhibit 4.4	Administration Agreement, dated as of June 10, 2004.

Exhibit 4.5	Master Owner Trust Agreement, dated as of June 10, 2004.

Exhibit 4.6	Amendment No. 7 to the Pooling and Servicing Agreement, dated as of June 10, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL SECURITIES
CORPORATION, as originator of the Trusts and Co-Registrant, and as Seller on behalf of each of the Navistar Financial Dealer Note Master Owner Trust and the Navistar Financial Dealer Note Master Trust, each as Co-Registrant

Dated: June 10, 2004	By:	/s/ Andrew J. Cederoth
Andrew J. Cederoth
Its: Vice President and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Exhibit

Exhibit 1.1	Underwriting Agreement, dated as of May 25, 2004.

Exhibit 4.1	Series 2004-1 Supplement , dated as of June 10, 2004.

Exhibit 4.2	Indenture, dated as of June 10, 2004.

Exhibit 4.3	Indenture Supplement, dated as of June 10, 2004.

Exhibit 4.4	Administration Agreement, dated as of June 10, 2004.

Exhibit 4.5	Master Owner Trust Agreement, dated as of June 10, 2004.

Exhibit 4.6	Amendment No. 7 to the Pooling and Servicing Agreement, dated as of June 10, 2004.